SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 5, 1998




                           LITTLE FALLS BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        New Jersey                 0-27010            22-3402073
----------------------------    --------------     --------------
(State or other jurisdiction    (SEC File No.)      (IRS Employer
     of incorporation)                             Identification
                                                       Number)


 86 Main Street, Little Falls, New Jersey              07424
 ----------------------------------------            ---------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (973) 256-6100
                                                    --------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           LITTLE FALLS BANCORP, INC.


Item 5.  Other Events
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The registrant  issued a press release on November 5, 1998,  announcing  that it had signed a Termination Agreement with Little Falls Bank, Skylands Community Bank and Acquisition Corp., dated November 5, 1998, for the termination of the previously entered Agreement and Plan of Reorganization and Mergers, dated August 12, 1998 (the "Plan"). Among other things, the Stock Option Agreements (the "Agreements") were terminated without any further obligation required from any parties to the Agreements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 -- Press release concerning Termination Agreement dated November 5,
------------    1998.

Exhibit 99.2 -- Termination Agreement dated as of November 5, 1998.
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